Management of Capital	12 Months Ended
Dec. 31, 2017
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Management of Capital
27.	MANAGEMENT OF CAPITAL

The Company’s objectives of capital management are to safeguard its ability to support the Company’s normal operating requirements on an ongoing basis, continue the development and exploration of its mineral properties and support any expansionary plans.

The capital of the Company consists of items included in shareholders’ equity and debt, net of cash and cash equivalents and short term investments as follows:

	At December 31 2017	At December 31 2016
Shareholders’ equity	$14,184	$13,415
Debt	2,483	2,510

	16,667	15,925
Less:
Cash and cash equivalents	(186)	(157)
Short term investments	(48)	(43)

	$16,433	$15,725

The Company manages its capital structure and makes adjustments in light of changes in its economic environment and the risk characteristics of the Company’s assets. To effectively manage the entity’s capital requirements, the Company has instituted a rigorous planning, budgeting and forecasting process to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating and growth objectives. The Company ensures that there are sufficient committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents and short term investments.

At December 31, 2017, the Company expects its capital resources and projected future cash flows from operations to support its normal operating requirements on an ongoing basis, and planned development and exploration of its mineral properties and other expansionary plans. At December 31, 2017, there was no externally imposed capital requirement to which the Company was subject and with which the Company did not comply.